Exhibit 10.3


THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                             PHASE III MEDICAL, INC.

                       WARRANT TO PURCHASE _______ SHARES
                             (SUBJECT TO ADJUSTMENT)
                                       OF
                    COMMON STOCK, PAR VALUE $0.001 PER SHARE


Date __________, 2006                                            Warrant No. ___

         For value received, Phase III Medical, Inc., a Delaware corporation (the "Company"), hereby certifies that _____________, or its registered transferees, successors or assigns (each person or entity holding all or part of this Warrant being referred to as a "Holder"), is the registered holder of warrants (the "Warrants") to subscribe for and purchase _____________ (________) shares (as adjusted pursuant to Section 3 hereof, the "Warrant Shares") of the fully paid and nonassessable common stock, par value $0.001 per share (the "Common Stock"), of the Company, at a purchase price per share initially equal to EIGHT CENTS ($0.08) (the "Warrant Price") on or before, 5:00 P.M., Eastern Time, on __________, 2011 (the "Expiration Date"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used in this Warrant, the term "Business Day" means any day other than a Saturday or Sunday on which commercial banks located in New York, New York are open for the general transaction of business. This Warrant has been issued in connection with the holder's investment in the Company's Common Stock financing of even date herewith.

         This Warrant was issued pursuant to a Securities Purchase Agreement by and among the Company, the Holder and certain other parties set forth therein (the "Purchase Agreement"), pursuant to an offering by the Company of a minimum of $2,000,000 and a maximum of $3,000,000 of shares of the Company's Common Stock and Warrants, as described in the Purchase Agreement.


1.       Exercise.

         (a)      Method of Exercise; Payment; Issuance of New Warrant.

                  (i) Subject to the provisions hereof, the Holder may exercise this Warrant, in whole or in part and from time to time, by the surrender of this Warrant (with the Notice of Exercise attached hereto as Appendix A duly executed) at the principal office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Holder, during normal business hours on any Business Day, and the payment by the Holder by cash, certified check payable to the Company or wire transfer of immediately available funds to an account designated to the exercising Holder by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased, or in the event of a cashless exercise pursuant to Section 1(b) below, with the Net Issue Election Notice attached hereto as Appendix B duly executed and completed. On the date on which the Holder shall have satisfied in full the Holder's obligations set forth herein regarding an exercise of this Warrant (provided such date is prior to the Expiration Date), the Holder (or such other person or persons as directed by the Holder, subject to compliance with applicable securities laws) shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date.

                  (ii) In the event of any exercise of the rights represented by this Warrant, certificates for the whole number of shares of Common Stock so purchased shall be delivered to the Holder (or such other person or persons as directed by the Holder, subject to compliance with applicable securities laws) as promptly as is reasonably practicable (but not later than three (3) Business Days) after such exercise at the Company's expense, and, unless this Warrant has been fully exercised, a new Warrant representing the whole number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as reasonably practicable thereafter (but not later than three (3) Business Days) after such exercise.

         (b) Cashless Right to Convert Warrant into Common Stock. Notwithstanding any provision herein to the contrary, if as of the date of exercise of all or a part of this Warrant, the Fair Market Value (as defined below) for one share of Common Stock is greater than the Warrant Price, then in lieu of exercising this Warrant for cash, the Holder may elect to receive, without the payment by the Holder of the Warrant Price, Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Appendix B duly executed and completed, at the office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Holder, during normal business hours on any Business Day. Thereupon, the Company shall issue to the Holder such number of fully paid, validly issued and nonassessable Warrant Shares, as is computed using the following formula:

                                    X= Y(A-B)
                                    ---------
                                        A
where

         X = the number of shares of Common Stock to be issued to the Holder (or such other person or persons as directed by the Holder, subject to compliance with all applicable laws) upon such exercise of the rights under this Section 1(b)

         Y = the total number of shares of Common Stock covered by this Warrant which the Holder has surrendered for cashless exercise

         A = the "Fair Market Value" of one share of Common Stock on the date that the Holder delivers the Net Issue Election Notice to the Company as provided herein

         B = the Warrant Price in effect under this Warrant on the date that the Holder delivers the Net Issue Election Notice to the Company as provided herein

The "Fair Market Value" of a share of Common Stock as of a particular date (the "Valuation Date") shall mean the following:

                  (i) if the Common Stock is then listed on a national securities exchange, the average closing sale price of one share of Common Stock on such exchange over the ten (10) trading days ending on the last trading day prior to the Valuation Date; provided that if such stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

                  (ii) if the Common Stock is then included in The Nasdaq Stock Market, Inc. ("Nasdaq"), the average closing sale price of one share of Common Stock on Nasdaq over the ten (10) trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on Nasdaq as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

                  (iii) if the Common Stock is then included in the Over-the-Counter Bulletin Board, the average closing sale price of one share of Common Stock on the Over-the-Counter Bulletin Board over the ten (10) trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

                  (iv) if the Common Stock is then included in the "pink sheets", the average closing sale price of one share of Common Stock on the "pink sheets" over the ten (10) trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on the "pink sheets" as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date; or

                  (v) if the Common Stock is not then listed on a national securities exchange or quoted on Nasdaq or the Over-the-Counter Bulletin Board or the "pink sheets", the Fair Market Value of one share of Common Stock as of the Valuation Date shall be determined in good faith by the Board of Directors of the Company (the "Board").

     2. Reservation of Shares; Stock Fully Paid; Listing. The Company shall keep reserved a sufficient number of shares of the authorized and unissued shares of Common Stock to provide for the exercise of the rights of purchase represented by this Warrant in compliance with its terms. All Warrant Shares issued upon exercise of this Warrant shall be, at the time of delivery of the certificates for such Warrant Shares upon payment in full of the Warrant Price therefor in accordance with the terms of this Warrant (or proper exercise of the cashless exercise rights contained in Section 1(b) hereof), duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company shall during all times prior to the Expiration Date when the shares of Common Stock issuable upon the exercise of this Warrant are authorized for listing or quotation on any national securities exchange, Nasdaq (or the Over-the-Counter Bulletin Board or the "pink sheets", as the case may be), keep the shares of Common Stock issuable upon the exercise of this Warrant authorized for listing or quotation on such national securities exchange, Nasdaq (or the Over-the-Counter Bulletin Board or the "pink sheets", as the case may be).

     3. Adjustments.

         3.1 With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

         (a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Company with or into, or if the Company shall enter into an agreement providing for the transfer or sale of all or substantially all of its assets to, another entity (the "Surviving Entity") when the Company is not the surviving corporation, then, as part of such merger or consolidation or transfer of assets lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the Surviving Entity resulting from such merger, consolidation or transfer of assets, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger, consolidation or transfer of assets, if this Warrant had been exercised immediately before such transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger, consolidation, or transfer of assets. Under no circumstances may the Company into any agreement or instrument providing for the merger, consolidation or transfer of its assets or similar transaction without first assuring Warrant is fully enforceable and exercisable with respect to the Surviving Entity as contemplated by this Warrant.

         (b) Reclassification, Recapitalization, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

         (c) Split or Combination of Common Stock and Stock Dividend. In case the Company shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

         (a) Consideration Other than Cash. For purposes of this Warrant, if a part or all of the consideration received by the Company in connection with the issuance of shares of Common Stock or the issuance of any of the securities described in this Warrant consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board.

                  (e) No Increased Warrant Price. Notwithstanding any other provisions of this Section 3, no adjustment of the Warrant Price pursuant to this Section 3 shall have the effect of increasing the Warrant Price above the Warrant Price in effect immediately prior to such adjustment.



         3.2 Certificate as to Adjustments; Notice by Company. In each case of an adjustment or readjustment of the Warrant Price, the Company at its expense will furnish the Holder with a certificate prepared by the Treasurer or Chief Financial Officer of the Company, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

         3.3 Further Adjustments. In the event that, as a result of an adjustment made pursuant to this Section 3, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

         3.4 Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to this Section 3, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment by a fraction, (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately thereafter.

     4. Redemption of Warrants. This Warrant is subject to redemption by the Company as provided in this Section 4.

         4.1. This Warrant may be redeemed, at the option of the Company, in whole and not in part, at a redemption price of $.0001 per Warrant (the "Redemption Price"), provided (i) the average closing price of the Common Stock as quoted by Bloomberg, LP., on the Principal Trading Market (as defined below) on which the Common Stock is included for quotation or trading, shall equal or exceed $.36 per share (taking into account all adjustments) for the twenty (20) consecutive trading days ending on the second trading day prior to the date of Redemption Notice (as defined below) is sent to the Holder (the "Target Price");
(ii) the Common Stock is either quoted on the NASD Bulletin Board, traded on a national securities exchange or quoted on the NNM or NCSM (the "Principal Trading Market"); (iii) the registration statement covering the resale of the Warrant Shares under the Securities Act has been declared effective by the Securities and Exchange Commission and remains effective on the Redemption Date (as defined below) so that the Warrant Shares may be sold without limitation;
(iv) the dollar value of the trading volume of the Common Stock for each of the twenty (20) consecutive trading days prior to the Redemption Date equals or exceeds $100,000; and (v) the Holder of this Warrant is not subject to any lock-up provisions with respect to this Warrant or the Warrant Shares.

         4.2. If the conditions set forth in Section 4.1 are met, and the Company desires to exercise its right to redeem this Warrant, it shall mail a notice (the "Redemption Notice") to the registered holder of this Warrant by first class mail, postage prepaid, at least ten (10) Business Days prior to the date fixed by the Company for redemption of the Warrants (the "Redemption Date").

         4.3. The Redemption Notice shall specify (i) the Redemption Price, (ii) the Redemption Date, (iii) the place where the Warrant certificates shall be delivered and the redemption price paid, and (iv) that the right to exercise this Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed, or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that the Redemption Notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         4.4. Any right to exercise a Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the holder of this Warrant shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

         4.5. From and after the Redemption Date, the Company shall, at the place specified in the Redemption Notice, upon presentation and surrender to the Company by or on behalf of the holder thereof the warrant certificates evidencing this Warrant being redeemed, deliver, or cause to be delivered to or upon the written order of such holder, a sum in cash equal to the Redemption Price of this Warrant. From and after the Redemption Date, this Warrant shall expire and become void and all rights hereunder and under the warrant certificates, except the right to receive payment of the Redemption Price, shall cease. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Target Price shall be proportionately adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

     5. Transfer  Taxes.  The  Company will  pay  any  documentary   stamp taxes
attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid.

     6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable and customary indemnity or bond with respect thereto, if requested by the Company.

     7. Fractional Shares. No fractional shares of Common Stock shall be issued in connection with any exercise or cashless exercise hereunder, and in lieu of any such fractional shares the Company shall make a cash payment therefor to the Holder (or such other person or persons as directed by the Holder, subject to compliance with all applicable laws) based on the Fair Market Value of a share of Common Stock on the date of exercise or cashless exercise of this Warrant.

     8. Compliance with Securities Act and Legends. The Holder, by acceptance hereof, agrees that it will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, as amended (the "1933 Act"), or any state's securities laws. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the 1933 Act) shall be stamped or imprinted with a legend as follows:

                  THIS SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     9. Rights as a Stockholder. Except as expressly provided in this Warrant, no Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10. Modification and Waiver. This Warrant and any provision hereof shall not be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the then current Holder, and such change, waiver, discharge or termination shall be binding on any future Holder.

     11. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in accordance with the terms of the Purchase Agreement.

     12. Securities Purchase Agreement and Registration Rights Agreement. This Warrant has been issued pursuant to the Purchase Agreement, and the transferability of this Warrant and the Common Stock issuable upon the exercise hereof are subject to the Purchase Agreement. In addition, the Holder of this Warrant and the Common Stock issuable upon the exercise hereof are entitled to have such shares of Common Stock registered under the Securities Act in accordance with the Registration Rights Agreement referred to in the Purchase Agreement and to such remedies for breaches of, or defaults under, such Registration Rights Agreement.

     13. Descriptive Headings. The descriptive headings contained in this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     14. Governing Law. This Warrant shall be governed exclusively by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Warrant, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined. Acceptance, receipt and execution of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

     15. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Continental Stock Transfer and Trust Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.


     16. No Impairment of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

     17. Assignment. Subject to the terms hereof and compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the Warrant Shares then purchasable hereunder. Upon surrender of this Warrant to the Company, together with a properly endorsed notice of transfer (an "Assignment Form"), for transfer of this Warrant in its entirety by the Holder, the Company shall issue a new warrant of the same denomination to the designated transferee. Upon surrender of this Warrant to the Company, together with a properly endorsed Assignment Form, by the Holder for transfer with respect to a portion of the Warrant Shares then purchasable hereunder, the Company shall issue a new warrant to the designated transferee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been transferred. In addition to, and not in limitation of, the foregoing, a Holder that is a corporation, a partnership or a limited liability company, may distribute any portion of this Warrant to its respective shareholders, partners or members. Unless and until the provisions for assignment set forth herein have been fully complied with, the Company may treat the last registered Holder as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     18. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 3 of this Warrant. By written notice to the Company, the Holder may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be executed on their behalf by one of their officers thereunto duly authorized.

                                        Phase III Medical, Inc.


                                        By:

                                        Name:

                                        Title:

                                   APPENDIX A

                               NOTICE OF EXERCISE

To:______[Company]

1._______The undersigned hereby irrevocably elects to purchase [_____] shares of Common Stock of [Company] pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, by [cash, certified check/wire transfer, or surrender of the originally executed Warrant] [select the applicable method of payment].

2._______Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

==============================
               (Name)

------------------------------
               (Address)

------------------------------
(Signature)

------------------------------
(Date)

3._______Please issue a new Warrant of equivalent form and tenor for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

--------------------------------------

Date: ________________________________

(Warrantholder) ______________________

Name: (Print) ________________________

By:___________________________________

                                   APPENDIX B

                            Net Issue Election Notice


To: [Company]

Date:[_________________________]


         The undersigned hereby elects under Section 1(c) of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


-----------------------------------------
Signature

-----------------------------------------
Name for Registration

-----------------------------------------
Mailing Address